Exhibit 99.1
QXO Reports Third Quarter 2025 Results
GREENWICH, Conn. — November 6, 2025 — QXO, Inc. (“QXO” or the “Company”) (NYSE: QXO) today issued its financial results for the third quarter 2025, in line with the preliminary third-quarter information provided during last week’s term loan refinancing. The Company reported a basic and diluted loss per common share of $(0.24) and an Adjusted Diluted Earnings per Common Share (“Adjusted Diluted EPS”), a non-GAAP financial measure, of $0.14 for the three months ended September 30, 2025.
THIRD QUARTER 2025 SUMMARY RESULTS

	Three Months Ended September 30,
(in millions, except for per share data)	2025	2024
Net sales	$2,728.3	$13.1
Gross profit	$635.8	$5.5
Adjusted Gross Profit(1)	$687.2	$5.5
Gross margin	23.3%	42.0%
Adjusted Gross Margin(1)	25.2%	42.0%
Net (loss) income	$(139.4)	$17.2
Net margin	(5.1)%	131.3%
Adjusted EBITDA(1)	$301.9	$(11.4)
Adjusted EBITDA Margin(1)	11.1%	(87.0)%
Adjusted Net Income(1)	$166.2	N/M
Basic and diluted loss per common share	$(0.24)	N/M
Adjusted Diluted EPS(1)	$0.14	N/M

N/M - Not meaningful
(1) See the “Non-GAAP Financial Measures” section of the press release.
Brad Jacobs, chairman and chief executive officer of QXO, said, “We’re making excellent progress optimizing Beacon and continue to find new avenues for growth. We outperformed the market this quarter and are firmly on track to organically grow legacy Beacon’s EBITDA to more than $2 billion. This momentum, combined with a very robust acquisition pipeline, primes us to reach $50 billion in annual revenue within a decade.”
Third Quarter Highlights
Net sales were $2.73 billion for the three months ended September 30, 2025.
Adjusted Gross Margin, a non-GAAP financial measure, for the three months ended September 30, 2025 was 25.2%.
Adjusted Net Income, a non-GAAP financial measure, was $166.2 million for the three months ended September 30, 2025. Adjusted Diluted EPS, a non-GAAP financial measure, was $0.14 for the three months ended September 30, 2025.
Adjusted EBITDA, a non-GAAP financial measure, was $301.9 million for the three months ended September 30, 2025. Adjusted EBITDA Margin, a non-GAAP financial measure, was 11.1% for the three months ended September 30, 2025.
About QXO
QXO is the largest publicly traded distributor of roofing, waterproofing and complementary building products in North America. The Company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. The Company is executing its strategy toward a target of $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

Non-GAAP Financial Measures
As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non-GAAP financial measures contained in this press release to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this press release.
QXO’s non-GAAP financial measures in this press release include: Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA, and Adjusted EBITDA Margin.
We calculate Adjusted Gross Profit as gross profit excluding inventory fair value adjustments, and we calculate Adjusted Gross Margin as Adjusted Gross Profit divided by net sales. We calculate Adjusted Net Income as net (loss) income excluding amortization; stock-based compensation; loss on debt extinguishment; restructuring costs; transaction costs; transformation costs; inventory fair value adjustments; and the income tax associated with such adjusting items. We calculate Adjusted Diluted EPS as Adjusted Net Income divided by the weighted-averaged number of common shares outstanding during the period plus the effect of dilutive common share equivalents based on the most dilutive result of the if-converted and two-class methods. We calculate Adjusted EBITDA as net (loss) income excluding depreciation; amortization; stock-based compensation; interest (income) expense, net; loss on debt extinguishment; provision for (benefit from) income taxes; restructuring costs; transaction costs; transformation costs; and inventory fair value adjustments that we do not consider representative of our underlying operations. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by net sales.
Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating QXO’s ongoing performance. We believe these non-GAAP financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, QXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies.
Forward-looking statements
This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following:
•an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•a change in supplier pricing and demand adversely affecting our income and gross margins;
•a change in vendor rebates adversely affecting our income and gross margins;
•our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;
•risks related to maintaining our safety record;
•the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•seasonality, weather-related conditions and natural disasters;
•risks related to the proper functioning of our information technology systems, including from cybersecurity threats and artificial intelligence use;
•loss of key talent or our inability to attract and retain new qualified talent;
•risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;
•the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•unexpected liabilities, costs, charges, expenses or accounting adjustments resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;
•risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition;
•the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;
•the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock, including market price volatility, dilution from the exercise or conversion of the warrants or preferred stock, or the impact of dividend payments from preferred stock that remains outstanding;
•challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;
•the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;
•the impact of legislative, regulatory, economic, competitive and technological changes;
•unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.
All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

Media Contact
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact
Mark Manduca
mark.manduca@qxo.com
203-321-3889

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$2,728.3	$13.1	$4,648.1	$42.1
Cost of products sold	2,092.5	7.6	3,605.3	25.1
Gross profit	635.8	5.5	1,042.8	17.0
Operating expense:
Selling, general and administrative	452.5	39.0	953.7	54.0
Depreciation	39.7	—	67.0	0.2
Amortization	117.8	0.2	197.8	0.6
Total operating expense	610.0	39.2	1,218.5	54.8
Income (loss) from operations	25.8	(33.7)	(175.7)	(37.8)
Interest (expense) income, net	(37.7)	57.0	(11.3)	60.4
Loss on debt extinguishment	—	—	(45.7)	—
Other income, net	1.4	—	3.1	—
(Loss) income before provision for income taxes	(10.5)	23.3	(229.6)	22.6
Provision for (benefit from) income taxes	128.9	6.1	(40.4)	5.9
Net (loss) income	$(139.4)	$17.2	$(189.2)	$16.7
Loss per common share - basic and diluted	$(0.24)	$(0.01)	$(0.46)	$(0.10)

Total weighted-average common shares outstanding:
Basic	715.3	358.8	578.1	120.9
Diluted	715.3	358.8	578.1	120.9

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(in millions, except per share amounts)
(Unaudited)

	September 30, 2025	December 31, 2024

Assets
Current assets:
Cash and cash equivalents	$2,306.9	$5,068.5
Accounts receivable, net	1,562.4	2.7
Inventories, net	1,663.8	—
Vendor rebates receivable	496.8	—
Income tax receivable	98.6	—
Prepaid expenses and other current assets	86.8	18.4
Total current assets	6,215.3	5,089.6
Property and equipment, net	691.0	0.4
Goodwill	5,070.8	1.2
Intangibles, net	3,938.1	4.0
Operating lease right-of-use assets, net	696.9	0.3
Deferred income tax assets, net	—	2.6
Other assets, net	30.8	0.2
Total assets	$16,642.9	$5,098.3

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,277.7	$6.2
Accrued expenses	601.2	38.6
Current portion of operating lease liabilities	108.5	0.2
Current portion of finance lease liabilities	46.8	0.1
Total current liabilities	2,034.2	45.1
Borrowings under revolving lines of credit	43.0	—
Long-term debt, net	3,052.9	—
Deferred income tax liabilities, net	962.3	—
Operating lease liabilities	564.9	0.1
Finance lease liabilities	138.3	0.2
Other long-term liabilities	25.4	—
Total liabilities	6,821.0	45.4

Stockholders’ equity:
Mandatory Convertible Preferred Stock, $0.001 par value; 0.6 shares and 0.0 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	558.1	—
Convertible Preferred Stock, $0.001 par value; authorized 10.0 shares, 1.0 shares issued and outstanding as of September 30, 2025 and December 31, 2024	498.6	498.6
Common stock; $0.00001 par value; authorized 2,000.0 shares; 674.3 and 409.4 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Additional paid-in capital	9,039.2	4,560.5
Retained earnings (accumulated deficit)	(273.9)	(6.2)
Accumulated other comprehensive loss	(0.1)	—
Total stockholders’ equity	9,821.9	5,052.9
Total liabilities and stockholders’ equity	$16,642.9	$5,098.3

QXO, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating Activities
Net (loss) income	$(189.2)	$16.7
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	67.0	0.2
Amortization	197.8	0.6
Stock-based compensation	116.3	14.0
Amortization of debt issuance costs	4.4	—
Loss on debt extinguishment	45.7	—
Provision for credit losses	7.0	—
Non-cash lease expense	70.1	0.2
Deferred income taxes	24.7	—
Changes in operating assets and liabilities:
Accounts receivable	(229.4)	0.7
Inventories	161.9	—
Vendor rebates receivable	(256.7)	—
Income tax receivable	(77.9)	—
Prepaid expenses and other current assets	12.9	(10.1)
Accounts payable and accrued expenses	176.7	8.8
Other assets and liabilities	(56.5)	(0.2)
Net cash provided by operating activities	74.8	30.9

Investing Activities
Capital expenditures	(49.8)	(0.1)
Acquisition of business, net of cash acquired	(10,556.5)	—
Other	1.9	—
Net cash used in investing activities	(10,604.4)	(0.1)

Financing Activities
Borrowings under revolving lines of credit	719.7	—
Payments under revolving lines of credit	(676.8)	—
Borrowings under term loan	2,250.0	—
Payments under term loan	(1,400.0)	—
Borrowings under senior notes	2,250.0	—
Payment of debt issuance costs	(114.4)	—
Payment of other debt	—	(1.7)
Payments under equipment financing facilities and finance leases	(18.5)	(0.2)
Proceeds from issuance of common stock related to equity awards	18.5	—
Proceeds from issuance of common stock, net of issuance costs	4,256.5	—
Proceeds from issuance of Mandatory Convertible Preferred Stock, net of issuance costs	558.1	—
Proceeds from issuance of Convertible Preferred Stock and warrants, net of issuance costs	—	981.6
Proceeds from the issuance of common stock and pre-funded warrants, net of issuance costs	—	4,051.1
Payment of taxes related to net share settlement of equity awards	(0.1)	—
Payment of common-stock dividend	—	(17.4)
Payment of dividends on Convertible Preferred Stock	(67.5)	(9.8)
Payment of dividends on Mandatory Convertible Preferred Stock	(6.9)	—
Net cash provided by financing activities	7,768.6	5,003.6

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(0.3)	—

Net (decrease) increase in cash, cash equivalents and restricted cash	(2,761.3)	5,034.4
Cash, cash equivalents and restricted cash, beginning of period	5,072.0	6.2
Cash, cash equivalents and restricted cash, end of period	$2,310.7	$5,040.6

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	$42.4	$0.1
Income taxes, net of refunds	$37.2	$—

QXO, INC. AND SUBSIDIARIES
Consolidated Sales by Line of Business
(in millions, except percentages)
(Unaudited)

Sales by Line of Business(1)
	Three Months Ended September 30,
	2025		2024
	Net Sales	Mix %	Net Sales	Mix %
Residential roofing products	$1,351.7	49.6%	$—	0.0%
Non-residential roofing products	734.0	26.9%	—	0.0%
Complementary building products	628.5	23.0%	—	0.0%
Software products and services	14.1	0.5%	13.1	100.0%
Total net sales	$2,728.3	100.0%	$13.1	100.0%
(1) Net sales mix percentages may not recalculate due to rounding.

Sales by Line of Business(1)
	Nine Months Ended September 30,
	2025		2024
	Net Sales	Mix %	Net Sales	Mix %
Residential roofing products	$2,281.5	49.1%	$—	0.0%
Non-residential roofing products	1,269.5	27.3%	—	0.0%
Complementary building products	1,054.6	22.7%	—	0.0%
Software products and services	42.5	0.9%	42.1	100.0%
Total net sales	$4,648.1	100.0%	$42.1	100.0%
(1) Net sales mix percentages may not recalculate due to rounding.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures
(in millions, except percentages)
(Unaudited)

Adjusted Gross Profit and Adjusted Gross Profit Margin

A reconciliation of gross profit and gross margin to Adjusted Gross Profit and Adjusted Gross Margin is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$635.8	$5.5	$1,042.8	$17.0
Inventory fair value adjustments(1)	51.4	—	131.7	—
Adjusted Gross Profit(2)	$687.2	$5.5	$1,174.5	$17.0

Net sales	$2,728.3	$13.1	$4,648.1	$42.1
Gross margin(3)	23.3%	42.0%	22.4%	40.4%
Adjusted Gross Margin(2)(3)	25.2%	42.0%	25.3%	40.4%

(1) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. We expect the inventory fair value adjustments to be fully recognized during the year ended December 31, 2025.

(2) See the “Non-GAAP Financial Measures” section of the press release.
(3) Gross margin is calculated as gross profit divided by net sales. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by net sales.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures (cont.)
(in millions, except per share data)
(Unaudited)

Adjusted Net Income and Adjusted Diluted EPS

A reconciliation of net loss and diluted loss per common share to Adjusted Net Income and Adjusted Diluted EPS is as follows:

	Three Months Ended September 30,	Nine Months Ended September 30,
	2025	2025
Net loss	$(139.4)	$(189.2)
Provision for (benefit from) income taxes	128.9	(40.4)
Loss before provision for income taxes	(10.5)	(229.6)
Amortization	117.8	197.8
Stock-based compensation	31.1	116.3
Loss on debt extinguishment(1)	—	45.7
Restructuring costs	7.2	42.5
Transaction costs	4.3	79.8
Transformation costs	23.2	35.0
Inventory fair value adjustments(2)	51.4	131.7
Adjusted income before provision for income taxes	224.5	419.2
Income tax associated with the adjustments above(3)	(58.3)	(108.6)
Adjusted Net Income(4)	$166.2	$310.6
Convertible Preferred Stock dividend	(22.5)	(67.5)
Mandatory Convertible Preferred Stock dividend	(7.9)	(11.0)
Undistributed income allocated to participating securities	(14.6)	(17.8)
Adjusted Net Income attributable to common stockholders	$121.2	$214.3

Basic and diluted loss per common share	$(0.24)	$(0.46)
Adjusted Diluted EPS(4)(5)	$0.14	$0.32

Adjusted diluted weighted-average common shares outstanding(5)	875.3	679.6

(1) Represents extinguishment costs resulting from the partial prepayment of borrowings under the Company’s senior secured term loan facility (the “Term Loan Facility”).
(2) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. We expect the inventory fair value adjustments to be fully recognized during the year ended December 31, 2025.

(3) The effective tax rate to calculate Adjusted Net Income for the three and nine months ended September 30, 2025 is 26.0% and 25.9%, respectively, due to the tax calculated on adjusted income before provision for income taxes.

(4) See the “Non-GAAP Financial Measures” section of the press release.
(5) Adjusted Diluted EPS is calculated as Adjusted Net Income divided by the weighted-average number of common shares outstanding during the period plus the effect of dilutive common share equivalents based on the most dilutive result of the if-converted and two-class methods.

QXO, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Measures (cont.)
(in millions, except percentages)
(Unaudited)

Adjusted EBITDA and Adjusted EBITDA Margin

A reconciliation of net (loss) income to Adjusted EBITDA and Adjusted EBITDA Margin is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net (loss) income	$(139.4)	$17.2	$(189.2)	$16.7
Depreciation	39.7	—	67.0	0.2
Amortization	117.8	0.2	197.8	0.6
Stock-based compensation	31.1	14.0	116.3	14.0
Interest expense (income), net	37.7	(57.0)	11.3	(60.4)
Loss on debt extinguishment(1)	—	—	45.7	—
Provision for (benefit from) income taxes	128.9	6.1	(40.4)	5.9
Restructuring costs	7.2	—	42.5	2.8
Transaction costs	4.3	8.1	79.8	8.1
Transformation costs	23.2	—	35.0	—
Inventory fair value adjustments(2)	51.4	—	131.7	—
Adjusted EBITDA(3)	$301.9	$(11.4)	$497.5	$(12.1)

Net sales	$2,728.3	$13.1	$4,648.1	$42.1
Net margin(4)	(5.1)%	131.3%	(4.1)%	39.7%
Adjusted EBITDA Margin(3)(4)	11.1%	(87.0)%	10.7%	(28.7)%

(1) Represents extinguishment costs resulting from the partial prepayment of borrowings under the Term Loan Facility.
(2) Represents the inventory fair value adjustments related to recording the inventory of acquired businesses at fair value on the date of acquisition. We expect the inventory fair value adjustments to be fully recognized during the year ended December 31, 2025.

(3) See the “Non-GAAP Financial Measures” section of the press release.
(4) Net margin is calculated as net (loss) income divided by net sales. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by net sales.